SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 25, 2002
                       -----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
                 March 31, 2002, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2002-2)
             (Exact Name of Registrant as specified in its charter)


        Delaware              333-81506-01                     52-2029487
------------------------   ---------------------        -----------------------
(State of Incorporation)   (Commission File No.)        (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AV-1 and A-IO Certificateholders with respect to the November 25, 2002 Distribution Date.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     The quarterly financial statements for the period ended September 30, 2002 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on November 14, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                   ---------------------------------------------
                                   James H. Jenkins,
                                   Senior Vice President and CFO


Dated:  November 26, 2002

                                                                         ANNEX A

                                                                     Page 1 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                        Statement to Certificateholders
                                November 25, 2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------

AF1       89,800,000.00    73,173,990.68   6,655,207.48    124,761.65   6,779,969.13     0.00     0.00     66,518,783.20
AF2       32,200,000.00    32,200,000.00           0.00    134,837.50     134,837.50     0.00     0.00     32,200,000.00
AF3       37,700,000.00    37,700,000.00           0.00    181,368.42     181,368.42     0.00     0.00     37,700,000.00
AF4       30,282,000.00    30,282,000.00           0.00    165,011.67     165,011.67     0.00     0.00     30,282,000.00
AV1       97,570,000.00    87,969,926.53   2,959,764.36    159,836.47   3,119,600.83     0.00     0.00     85,010,162.17
R                  0.00             0.00           0.00          0.00           0.00     0.00     0.00              0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS   287,552,000.00   261,325,917.21   9,614,971.84    765,815.71  10,380,787.55     0.00     0.00    251,710,945.37
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AIO       19,000,000.00    19,000,000.00           0.00     95,000.00      95,000.00     0.00     0.00     19,000,000.00
X        287,553,584.06   267,354,886.18           0.00         12.09          12.09     0.00     0.00    258,671,076.99
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------

AF1     294754AV8       814.85513007    74.11144187     1.38932795      75.50076982     740.74368820    AF1     1.980000 %
AF2     294754AW6     1,000.00000000     0.00000000     4.18750000       4.18750000   1,000.00000000    AF2     5.025000 %
AF3     294754AX4     1,000.00000000     0.00000000     4.81083342       4.81083342   1,000.00000000    AF3     5.773000 %
AF4     294754AY2     1,000.00000000     0.00000000     5.44916683       5.44916683   1,000.00000000    AF4     6.539000 %
AV1     294754AZ9       901.60834816    30.33477872     1.63817229      31.97295101     871.27356944    AV1     2.110000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  908.79533862    33.43733252     2.66322512      36.10055764     875.35800610    AIO     6.000000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AIO     294754BA3     1,000.00000000     0.00000000     5.00000000       5.00000000   1,000.00000000
X             N/A       929.75675144     0.00000000     0.00004204       0.00004204     899.55782619    X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                    Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com
                                  Peggy L Remy
--------------------------------------------------------------------------------


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                                November 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           173,548.23
                                Group I Curtailments                   84,237.12
                                Group I Prepayments                 5,906,871.79
                                Group I Liquidation Proceeds                0.00
                                AF Available Distributable Excess
                                  Spread                              490,550.34

                                Group II Scheduled Principal           59,052.64
                                Group II Curtailments                   4,723.48
                                Group II Prepayments                2,455,375.93
                                Group II Liquidation Proceeds               0.00
                                AV-1 Available Distributable Excess
                                  Spread                              440,612.31

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          124,761.65
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          134,837.50
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          181,368.42
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          165,011.67
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1          159,836.47
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF Available Funds Shortfall          0.00
                                Class AV-1 Available Funds Shortfall        0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    176,582,388.97
                                Group I Ending Pool Balance       170,417,731.83
                                Group II Beginning Pool Balance    90,772,497.21
                                Group II Ending Pool Balance       88,253,345.16

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                                November 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  73,576.00
                                Group II Servicing Fee                 37,821.87

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances Included in
                                  Current Distribution                 23,806.11
                                Group I Aggregate Amount of Advances
                                  Outstanding                         248,866.08
                                Group II Delinquency Advances Included
                                  in Current Distribution               1,542.33
                                Group II Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                         157,083.36

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days       234           25,994,599.28           15.25 %
                 31-60 days        23            2,398,607.40            1.41 %
                 61-90 days         8            1,084,349.52            0.64 %
                  91+days          15            1,208,654.59            0.71 %
                  Total           280           30,686,210.79           18.01 %
                 ---------------------------------------------------------------


                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days        84           10,221,647.28           11.58 %
                 31-60 days        10              852,031.70            0.97 %
                 61-90 days         9              794,197.39            0.90 %
                   91+days          5              492,180.58            0.56 %
                    Total         108           12,360,056.95           14.01 %
                 ---------------------------------------------------------------


Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure


                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  8          1,033,497.46           0.61 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  8            742,166.52         0.84 %
                                ------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                                November 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO


                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  0             0.00               0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00               0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,381,966.53
                                Group II Three Largest Loans        1,424,557.39

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AF Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AF Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon
                          Loans w/ Original Terms <= 36 Months 60+ Delinquent

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II Aggregate Principal Balance of
                                  Balloon Loans                             0.00

Sec. 4.03 (a)(xv),      Loan Losses
(xxii)

                                Group I Current Period Loan Losses          0.00
                                Group I Cumulative Loan Losses              0.00
                                Group II Current Period Loan Losses         0.00
                                Group II Cumulative Loan Losses             0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution to Class AV-1                0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                                November 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      8.80
                                Group II Weighted Average Mortgage Rate     8.64

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   236.00
                                Group II Weighted Average Remaining Term  351.00

Sec. 4.03 (a)(xx)       Overcollateralization Amounts

                                Class AF Overcollateralization Target
                                  Amount                            6,649,400.71
                                Class AF Overcollateralization
                                  Amount                            3,716,948.63
                                Class AV-1 Overcollateralization Target
                                  Amount                            6,829,949.47
                                Class AV-1 Overcollateralization
                                  Amount                            3,243,182.99

Sec. 4.03 (a)(xxi)      Distributable Excess Spread Included
                          in Distribution

                                Class AF Distributable Excess Spread 490,550.34 Class AV-1 Distributable Excess
                                  Spread                              440,612.31

Sec. 4.03 (a)(xxiii)    Amount of Funds Collected by Trustee under Yield
                          Maintenance Agreement                             0.00

Sec. 4.03 (a)(xxiv)     Cross-Collateralization Amounts

                                Class AF Cross-Collateralization Amount     0.00
                                Class AV-1 Cross-Collateralization Amount   0.00
[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.